exhibit C

Agreement of Joint Filing

The undersigned hereby agree that a single Schedule 13D (or any amendment thereto) relating to the Class A Common Stock of Samsara Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13D.

Date: December 11, 2024

Andreessen Horowitz Fund IV, L.P.
for itself and as nominee for Andreessen Horowitz Fund IV-A, L.P., Andreessen Horowitz Fund IV-B, L.P. and Andreessen Horowitz Fund IV-Q, L.P.

By: AH Equity Partners IV, L.L.C.
Its: General Partner

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Equity Partners IV, L.L.C.

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Parallel Fund IV, L.P.
for itself and as nominee for AH Parallel Fund IV-A, L.P., AH Parallel Fund IV-B L.P. and AH Parallel Fund IV-Q, L.P.

By: AH Equity Partners IV (Parallel), L.L.C.
Its: General Partner

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Equity Partners IV (Parallel), L.L.C.

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Parallel Fund V, L.P.
for itself and as nominee for AH Parallel Fund V-A, L.P., AH Parallel Fund V-B L.P. and AH Parallel Fund V-Q, L.P.

By: AH Equity Partners V (Parallel), L.L.C.
Its: General Partner

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Equity Partners V (Parallel), L.L.C.

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

Andreessen Horowitz LSV Fund I, L.P.
for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. and Andreessen Horowitz LSV Fund I-Q, L.P.

By: AH Equity Partners LSV I, L.L.C.
Its: General Partner

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Equity Partners LSV I, L.L.C.

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

Andreessen Horowitz LSV Fund III, L.P.
for itself and as nominee for Andreessen Horowitz LSV Fund III-B, L.P. and AH 2022 Annual Fund, L.P.

By: AH Equity Partners LSV III, L.L.C.
Its: General Partner

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

AH Equity Partners LSV III, L.L.C.

By:	/s/ Phil Hathaway
Phil Hathaway, Chief Operating Officer

Marc Andreessen

/s/ Phil Hathaway
Phil Hathaway, Attorney-in-Fact for Marc Andreessen*

Benjamin Horowitz

/s/ Phil Hathaway
Phil Hathaway, Attorney-in-Fact for Benjamin Horowitz**

*Signed pursuant to a Power of Attorney attached as Exhibit A.

**Signed pursuant to a Power of Attorney attached as Exhibit B.